U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K


                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

             Date of Report (date of earliest event reported): May 12, 2005

                                 AVERY SPORTS TURF, INC.
                   (Exact Name of Company as Specified in Its Charter)

          Delaware                       0-29447                 52-2171803
(State or Other Jurisdiction       (Commission File Number)  (I.R.S. Employer
       of Incorporation)                                    Identification No.)

     2535 Pilot Knob Road, Suite 118, Mendota Heights, Minnesota     55120
            (Address of Principal Executive Offices)               (Zip Code)

         Company's telephone number, including area code:  (651) 452-1606



             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On May 12, 2005, and in circumstances that management was not aware of, the building that the Company listed as an asset on its most recent balance sheet was disposed of by auction by its titleholder. This building, located at #9 Riverside Industrial Complex, Rome, Georgia, was being purchased by the Company under an agreement dated December 19, 2003 (see Exhibit 10 - "Agreement"). Under the Agreement, the Company was purchasing this building under a contract of sale where the title remained with Jural Avery until the payment of the first mortgage on the building in the amount of approximately $216,000 and a note to George Avery in the amount of $200,000 (the Company has already paid a deposit in the amount of $30,000 in connection with this transaction).

     The $200,000 note was payable in seven installments, with six installments of $25,000 due at the end of the first second and third calendar quarter of 2004 and 2005. One final payment of $50,000 was due on March 31, 2006. The note bore no interest and per the agreement was to be secured by a second mortgage on the building. As disclosed in the December 31, 2004 Form 10-KSB, and subsequent filings, the Company was in arrears on the payments under this note.

     The Company is reviewing how this disposition affects the other assets acquired under the Agreement, namely the intellectual property and certain equipment. When such information is obtained, an amended Form 8-K for this transaction will be filed.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Avery Sports Turf, Inc.



Dated: August 29, 2005                 By: /s/ Gary Borglund
                                       Gary Borglund, President


                                  EXHIBIT INDEX

Number               Description

10 Agreement of Purchase and Sale between the Company, and George Avery, Jural Avery and Avery Sports Turf (a Georgia corporation), dated December 19, 2003 (including the following exhibits: Exhibit 1: Description of the Land;
      Exhibit 2: Description of the Equipment; Exhibit 3:
      Description of the Intellectual Property; Exhibit 4:
      Description of Assumed Liabilities; Exhibit 5: Description of Assumed Customer Contracts (actual contracts not included); Exhibit 6: Assignment of Intellectual Property;
      Exhibit 7: Description of the Excluded Assets; Exhibit 8:
      Description of the Excluded Liabilities; and Exhibit 9: Form of the Note) (incorporated by reference to Exhibit 10.2 of the Form 10-KSB filed on April 16, 2004).